SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.     )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for use of the Commission only (as permitted by Rule
     14a-6(e)(2)
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           CGB&L FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name and Registrant As Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ---------------------------------------------------------------------------

4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

5)   Total fee paid:

     ---------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.

          ----------------------------------------------------------------------

     3)   Filing party:

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     4)   Date filed:

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


                           CGB&L FINANCIAL GROUP, INC.
                       229 E. SOUTH STREET, P. O. BOX 680
                        CERRO GORDO, ILLINOIS 61818-0680





                                  July 10, 2000






Dear Shareholder:

         I am pleased to invite you to attend the second annual meeting of shareholders of CGB&L Financial Group, Inc. (the "Company"). This annual meeting will be held at the office of the Company at 229 E. South Street, Cerro Gordo, Illinois on August 9, 2000 at 7:00 p.m. local time.

         On the page following this letter, you will find the Notice of Meeting, which lists the matters to be considered at the meeting. Following the Notice is the Proxy Statement, which describes these matters and provides other information concerning the management of our Company. Also enclosed is your Proxy Card which allows you to vote on the matters and the Company's Annual Report. Your vote and participation is important. Please complete and mail in your Proxy Card promptly, even if you plan to attend the meeting.

         This year, we saw the passing of Director Dale C. Born. The Board of Directors elected James E. Flaugher to fill his remaining term.

         The Board of Directors recommends that shareholders vote FOR each of the nominees. I look forward to seeing you at the meeting.

                                       SINCERELY,

                                       /s/ Maralyn F. Heckman

                                       MARALYN HECKMAN
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           CGB&L FINANCIAL GROUP, INC.
                       229 E. SOUTH STREET, P. O. BOX 680
                        CERRO GORDO, ILLINOIS 61818-0680




--------------------------------------------------------------------------------

                            NOTICE OF ANNUAL MEETING
                       BY ORDER OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------



TIME...................  7:00 p.m. on Wednesday, August 9, 2000.

PLACE..................  The office of the Corporation at 229 E. South Street,
                         Cerro Gordo, Illinois.

ITEMS OF
BUSINESS...............  (1)   To elect three directors for three year terms.

                         (2) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE............  You can vote if you were a shareholder of record on
                         June 15, 2000.

PROXY VOTING...........  (1)   Attend the Meeting and cast your ballot; or

                         (2) MARK, SIGN, DATE and PROMPTLY RETURN the enclosed Proxy Card in the prepaid postage envelope.





July 10, 2000.

                                       /s/ Maralyn F. Heckman
                                       -----------------------------------------
                                       Maralyn Heckman, Secretary

                           CGB&L FINANCIAL GROUP, INC.
                                 PROXY STATEMENT


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Attendance and Voting Matters..................................................1

Management.....................................................................4

Security Ownership of Directors, Nominees For Directors and Most Highly
Compensated Executive Officers.................................................8

Persons Owning More Than Five Percent Of The Company's Stock...................8

Compensation Tables and Compensation Matters...................................9

Proposal One: Election of Directors...........................................12

Selection of Independent Auditors.............................................13

Section 16(a) Beneficial Ownership Reporting Compliance.......................13

Requirements, Including Deadlines for Submission, Proxy Proposals,
Nominations of Directors and Other Business of Shareholders...................13

                           CGB&L FINANCIAL GROUP, INC.
                                 PROXY STATEMENT

--------------------------------------------------------------------------------
                          ATTENDANCE AND VOTING MATTERS
--------------------------------------------------------------------------------

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors (the "Board") of CGB&L Financial Group, Inc. ("we," "us," or our "Company") is soliciting your proxy to vote at the 2000 Annual Meeting of Shareholders (this "Annual Meeting"). This Proxy Statement summarizes information concerning the nominees and proposals and provides you information concerning management of the Company and the compensation of its officers and directors. This information will assist you to make an informed vote at the Annual Meeting.

         We began sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on July 10, 2000.

WHO IS ENTITLED TO VOTE?

         Shareholders of record of the Company's common stock, par value $.01 (the "Common Stock") at the close of business on June 15, 2000 (the "record date") are entitled to vote for the nominees for election to three-year terms. Except as described below, a holder of Common Stock will be entitled to one vote for each of the nominees to the Board for a three-year term. There is no cumulative voting.

         The Company's Certificate of Incorporation provides that for the five-year period after the conversion of Cerro Gordo Building & Loan, s.b., which occurred on September 28, 1998, any person (which includes individuals, a group acting in concert, corporation, partnership, trust or other entities) who acquires, directly or indirectly, beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934) of more than 10% of any class of equity security shall not be entitled to vote those shares owned in excess of 10%. Such restriction, however, does not apply to an acquisition of more than 10% approved by a majority of disinterested directors of the Company or to the acquisition of shares by any qualified employee plan.

         At this time, the Company is not aware of any person that owns, directly or indirectly, more than 10% of the Company's Common Stock.

         On June 15, 2000, a total of 92,895 shares of Common Stock were outstanding.

         A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting. For the ten days prior to the Annual Meeting, such list will be available at the Company's corporate offices during normal business hours.

HOW DO I VOTE?

         Unless you hold your shares in the Employee Stock Ownership Plan, you can vote on matters to come before the meeting in one of two ways:

         *   You can come to the Annual Meeting and cast your vote there; or

         * You can vote by marking, signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

         If you vote by proxy, you may choose to vote for all of the nominees for directors by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for directors.

         The Board has selected Maralyn Heckman and John A. Sochor, DDS, the persons named on the proxy card accompanying this Proxy Statement, to serve as proxies for the Annual Meeting. Mrs. Heckman is the President of the Company and a member of the Board. Dr. Sochor is the Chairman of the Board.

         If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTORS OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

HOW DO EMPLOYEES IN THE EMPLOYEE STOCK OWNERSHIP PLAN VOTE?

         If you participate in the Employee Stock Ownership Plan (the "ESOP"), an employee benefit plan of the Company, please return your proxy in the envelope provided by August 7, 2000. Illinois Stock Register, the tabulator, will calculate the votes returned by all holders in the ESOP. Cerro Gordo Building and Loan, s.b., the Trustee for the ESOP, will act in accordance with your instructions for voting your shares of Common Stock held in your ESOP account. If your voting instructions for your ESOP are not received by August 7, 2000, the Trustee will vote your shares in its absolute discretion. Holders of shares in the ESOP will not be permitted to vote in person at the Annual Meeting.

MAY I REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         *   You may send in another proxy with a later date; or

         * You may notify the Company's Secretary in writing at 229 E. South Street, P. O. Box 680, Cerro Gordo, Illinois 61818-0680; or

         *   You may vote in person at the Annual Meeting.

If you choose to revoke your proxy by attending the Annual Meeting, you must vote at such meeting in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting will not, by itself, constitute revocation of a proxy.

MUST A MINIMUM NUMBER OF SHAREHOLDERS VOTE OR BE PRESENT AT THE MEETING?

         A quorum of shareholders is necessary to hold a valid meeting. The By-Laws of the Company state that the presence, in person or by proxy, of holders of a majority of the shares entitled to vote shall constitute a quorum. If the number of shares present at the meeting is insufficient to constitute a quorum, the Annual Meeting may be adjourned by the vote of a majority of shares present to a later date. No notice, other than as given at the Annual Meeting itself, is required with respect to the time and place for the reconvening of the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         The By-Laws of the Company provide that if a quorum is present, the affirmative vote of a majority of the shares represented at the meeting may decide any question before the meeting.

HOW ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

         The inspector of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining a quorum. As the proposals require the affirmative majority of the shares present, an abstention will have the same effect as a vote "against" the proposals.

         Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are deemed to be "broker non-votes." The inspectors will treat broker non-votes as shares that are present and entitled to vote for purposes of determining a quorum. However, for purposes of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

WHO PAYS ALL THE COSTS OF SOLICITING THESE PROXIES?

         The Company will pay all costs of soliciting these proxies. In addition to mailing proxy soliciting materials, we may also solicit proxies by telephone, telegram or otherwise. We also ask banks, brokers and other institutions, nominees and fiduciaries to forward proxy material to the beneficial owners or principals and to obtain authority to execute proxies. We will reimburse them for their expenses.

WHAT MATTERS MAY BE RAISED AT THE MEETING?

         The Board is aware of one item for action at this Annual Meeting: (1) the election of three directors for three-year terms.

         Shareholders desiring to bring matters before the meeting generally have to notify the Company in writing no later than the 60th day prior to the first anniversary of the preceding year's annual meeting. Last year's meeting was held on August 11, 1999, therefore shareholders would have had to notify the Company by June 13 of this year of any matters to be brought before the meeting.

         Under the proxy rules promulgated by the SEC, a proxy may confer discretionary authority to vote on any matter for which the Company did not have notice a reasonable time before mailing its proxy statement. At the time of mailing this proxy statement, the Company has not received any notice of any other matters to be raised at the meeting. Therefore, if any other matter is presented at the meeting and you have signed and returned a proxy card, the holder of your proxy will vote upon such matter in his or her discretion.

         In addition, under the rules of the SEC, the holders of your proxy may also vote in their discretion with respect to matters incident to the conduct of the meeting or, in the case of a nominee for election as director who is unable to serve, for a substitute nominee.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

HOW DO WE MANAGE OUR COMPANY?

         Except for certain matters which require the consent of shareholders under our Certificate of Incorporation, the Board of Directors is the ultimate decision making body of our Company. The Board also selects the officers of the Company who are then responsible for the day-to-day management of the Company.

         Members of the Board also serve as directors on the Board of Directors of Cerro Gordo Building and Loan, s.b. (the "Savings Bank") which is a wholly-owned subsidiary of the Company. The Savings Bank is the principal asset of the Company. Management of the Savings Bank is therefore vital to the success of the Company. Therefore, most meetings of the directors occurred as meetings of the Board of Directors of the Savings Bank (the "Bank Board").

WHO ARE OUR DIRECTORS?

         The Board has seven members. Under the Certificate of Incorporation, these seven members are divided into three classes. One class will be elected at this year's annual meeting, one at next year's annual meeting, and one class at the meeting to be held in 2002. Each class' directors, when elected, will serve a three-year term.

         By designating classes in this manner, the Company has created a staggered Board which fosters continuity of management. Listed below are brief biographies of the members of the Board by Class.

CLASS II: DIRECTORS FOR ELECTION AT THIS ANNUAL MEETING

         Noel R. Buckley (Age: 65). Mr. Buckley became a director of the Savings Bank in 1995. He retired from his position as floor supervisor with Firestone Tire and Rubber Company in 1994.

         Larry D. Gaitros (Age: 40). Mr. Gaitros became a director of the Savings Bank in 1997. He is, and has been for more than the past five years, a millwright for Archer Daniels Midland in Decatur, Illinois.

         John A. Sochor, DDS (Age: 53). Dr. Sochor is the President of the Bank Board and has been a director of the Savings Bank since 1981. He is, and has been for more than the past five years, a licensed, self-employed dentist in Cerro Gordo, Illinois.

CLASS III: DIRECTORS WHOSE TERMS EXPIRE IN 2001

         James E. Flaugher (Age: 41). Mr. Flaugher became a director in 2000. Mr.Flaugher became a director of the Company on April 12, 2000 to fill the vacancy left when Dale C. Born passed away. Mr. Flaugher is self-employed, as the President of Jim Flaugher Farms, Inc. and Jim Flaugher Trucking, Inc., and has held these positions for more than the past five years.

         Maralyn F. Heckman (Age: 59). Mrs. Heckman has held various positions with the Savings Bank since 1976. She became Chief Executive Officer of the Savings Bank in 1977. She is, and has been since the creation of the Company, the Chief Executive Officer and the Chief Financial Officer of the Company.

CLASS I: DIRECTORS WHOSE TERMS EXPIRE IN 2002

         Lester W. Crandall (Age: 42). Mr. Crandall is the meat manager at Wal-Mart in Decatur, and prior to June 1, 1999 he was the meat manager of Eagle Food Center in Decatur, Illinois for the past five years. Mr. Crandall also became a director of the Savings Bank in 1998.

         C. Russell York (Age: 59). Mr. York has had a long association with the Savings Bank, first becoming a director of the Savings Bank in 1983. He holds the title of Vice President of the Bank Board. Since October of 1994, he has held the position of service technician for Phil Flaugher Electric Corporation in Decatur, Illinois. Prior to that, Mr. York was employed with the A. E. Staley Manufacturing Company in Decatur, Illinois for thirty-five years.

HOW MANY MEETINGS MUST DIRECTORS ATTEND?

         The Board met four times as the Board of the Company this past fiscal year. The directors met as the Bank Board for 12 monthly meetings, which included one annual meeting, and one special meeting for a total of 13 Bank Board Meetings. In addition, the Bank Board has five standing committees which various members must attend.

         AUDIT COMMITTEE. The Audit Committee is principally responsible for recommending the accounting firm to be engaged as the Company's external auditor. Although the entire Board meets with outside auditors to review the Company's annual financial statements, if any matter needs additional attention, the Audit Committee meets with auditors without management present.

         LOAN COMMITTEE. The Loan Committee is principally responsible for insuring that the lending policies of the Savings Bank are observed. They also review recommendations of the Appraisal Committee and approve loan applications within the limits set forth in the Savings Bank's lending policies.

         APPRAISAL COMMITTEE. The Appraisal Committee is principally responsible for insuring that the appraisal policy of the Savings Bank is implemented and observed. Three members of this committee visually inspect each property being appraised. All members sign a written recommendation to the Loan Committee regarding each loan application and appraisal.

         NOMINATING COMMITTEE. The Nominating Committee is principally responsible for recommending to the Bank Board the slate of nominees of directors to be elected by the Company.

         COMPENSATION COMMITTEE. The Compensation Committee is principally responsible for reviewing and establishing the salaries and benefits for employees.

         Below is a chart showing the membership of each director in the various committees. Also shown is the number of meetings of each committee.

----------------------- ----------- ----------- --------------- ---------------- --------------------
         NAME              AUDIT        LOAN       APPRAISAL        NOMINATING        COMPENSATION
----------------------- ----------- ----------- --------------- ---------------- --------------------
Mr. Buckley                 X                         X                X                   X
----------------------- ----------- ----------- --------------- ---------------- --------------------
Mr. Crandall                                          X                                    X
----------------------- ----------- ----------- --------------- ---------------- --------------------
Mr. Flaugher                X                         X
----------------------- ----------- ----------- --------------- ---------------- --------------------
Mr. Gaitros                 X                         X                X                   X
----------------------- ----------- ----------- --------------- ---------------- --------------------
Mrs. Heckman                            X
----------------------- ----------- ----------- --------------- ---------------- --------------------
Dr. Sochor                              X                                                  X
----------------------- ----------- ----------- --------------- ---------------- --------------------
Mr. York                                              X                X                   X
----------------------- ----------- ----------- --------------- ---------------- --------------------
Number of Meetings          1           41            42               1                   1
----------------------- ----------- ----------- --------------- ---------------- --------------------

         No director of the Company attended fewer than 75% of the aggregate number of Board meetings, Bank Board meetings and committee meetings, except for Mr. Flaugher, who became a director on April 12, 2000.

HOW ARE OUR DIRECTORS COMPENSATED?

         Directors received no fees for their services on the Board during this past fiscal year. Directors did receive $125 for each Bank Board meeting attended and for attending the meeting of the Compensation Committee. The highest fee paid to any one director was $1,750 and the lowest of directors who were directors for the full year was $1,625.

         In addition, each of the directors serve as appraisers of real property constituting security for loans. Three directors act as appraisers for any one loan application. The borrower pays a fee of $120 for such appraisal which is split by the three directors. During the fiscal year ending March 31, 2000, no director earned more than $1,570 with regard to this appraisal function.

         The Stock Option Plan permits the Company to grant options to directors for their services to the Company and the Savings Bank. The Company may so grant such options to reward directors for the considerable amount of time and skill each has given to the Company and the Savings Bank. Pursuant to the Stock Option Plan, on October 13, 1999, the Company granted to each director, other than Maralyn Heckman, options to purchase 750 shares of the Company's Common Stock, at the exercise price of $9.75. Mrs. Heckman received options to purchase 4,650 shares at $9.75, as a result of her employment with the Company.

         Under the Company's Management Development and Recognition Plan, the Company also has the option to award shares of the Company's Common Stock to the directors. On October 13, 1999, the Company awarded to all directors, other than Maralyn Heckman, 220 shares of Company Common Stock. Mrs. Heckman received 1,760 shares, as a result of her employment with the Company.

WHAT OTHER TRANSACTION DO WE HAVE WITH MANAGEMENT?

         The Savings Bank makes loans to executive officers and directors of the Company and its affiliates in the ordinary course of business. Such loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the transaction is originated for comparable transaction not with affiliates. In the opinion of the Savings Bank's management, such loans to executive officers and directors do not involve more than the normal risk of collectibility or present any other unfavorable features.

         As of March 31, 2000, approximately $355,600 of loans were outstanding from the Savings Bank to executive officers and directors, which equals approximately 22.4% of the Company's equity on March 31, 2000 and approximately 38.6% of its retained earnings. Of the total loans outstanding from the Savings Bank to officers and directors, only Dr. Sochor, Larry Gaitros, and Mr. Flaugher have loans outstanding in excess of $60,000. The amounts of such loans were $100,042 to Dr. Sochor, $125,021 to Mr. Flaugher, and $65,647 to Mr. Gaitros. Under our Certificate of Incorporation, the Company also indemnifies directors and officers to the fullest extent permitted by the law of the State of Delaware.

          In December 1999, the Company purchased from A. Charles Taylor Family Trust, 6,325 shares of Company Common Stock for $10.50 a share. In July 2000, the Company purchsed from Bement Bancshares Inc., 322 shares of Company Common Stock for $10.00 a share. After these purchases, neither of these entities owned more than 5% of the Company's Common Stock.

--------------------------------------------------------------------------------
             SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
                 AND MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

         The following table contains information as to the beneficial ownership under Regulation 13D of the Securities Exchange Act of 1934 (the "Exchange Act") of the Company's Common Stock as of June 15, 2000 with respect to (i) each of the current directors and nominees for director (ii) the chief executive officer of the Company and (iii) all directors and the chief executive officers as a group.

-------------------------------- ---------------------------- ---------------------------
   NAME OF BENEFICIAL OWNER            NUMBER OF SHARES            PERCENT OF CLASS
-------------------------------- ---------------------------- ---------------------------
Noel R. Buckley                              6,325(b)                     6.81%
-------------------------------- ---------------------------- ---------------------------
Lester Crandall                                500                           *
-------------------------------- ---------------------------- ---------------------------
James E. Flaugher                             1100                        1.18%
-------------------------------- ---------------------------- ---------------------------
Larry D. Gaitros                               500                           *
-------------------------------- ---------------------------- ---------------------------
Maralyn Heckman                           7,032.50(a)                     7.57%
-------------------------------- ---------------------------- ---------------------------
John A. Sochor, D.D.S.                       1,000                        1.08%
-------------------------------- ---------------------------- ---------------------------
C. Russell York                              6,325                        6.81%
-------------------------------- ---------------------------- ---------------------------
All as a Group (7 persons)               22,782.50                       24.53%
-------------------------------- ---------------------------- ---------------------------

*Less than 1%.
(a)  Includes 400 shares held by husband.
(b)  Includes 3000 shares owned by his wife

--------------------------------------------------------------------------------
                      PERSONS OWNING MORE THAN FIVE PERCENT
                             OF THE COMPANY'S STOCK
--------------------------------------------------------------------------------

         The following table sets forth information with respect to persons known by the Company to be the beneficial owner as defined by Rule 13D of the Exchange Act of more than 5% of the outstanding Common Stock on July 7, 2000. Such information has been obtained from filings made with the Securities Exchange Commission and the records of the Company. The Company is not aware of any other persons owning more than 5% of the Common Stock.

----------------------------------------------- ------------------------------- -------------------------
                                                       NUMBER OF SHARES
                         NAME                         BENEFICIALLY OWNED             PERCENT OF CLASS
----------------------------------------------- ------------------------------- -------------------------
Julie & Robert Werking
3931 East Garrett Court                                     6,325                         6.81%
Highlands Ranch, Colorado
----------------------------------------------- ------------------------------- -------------------------
Beverly & Dave White
R. R. #2, Box 161                                           5,000                         5.38%
Sullivan, Illinois  61951
----------------------------------------------- ------------------------------- -------------------------
Cerro Gordo Building and Loan, s.b.                         7,919                         8.52%
as Trustee for the Company ESOP
----------------------------------------------- ------------------------------- -------------------------

----------------------------------------------- ------------------------------- -------------------------
Gregory A. Heckman
3333 North 140th Street                                     7,525                          8.1%
Omaha, Nebraska  68164
----------------------------------------------- ------------------------------- -------------------------
Philip R. Flaugher
540 East Eldorado                                           5,825                         6.27%
Decatur, Illinois
----------------------------------------------- ------------------------------- -------------------------
Maralyn F. Heckman
201 East 600 North Road, P. O. Box 463                   7,032.50(a)                      7.57%
Cerro Gordo, Illinois
----------------------------------------------- ------------------------------- -------------------------
C. Russell York
435 West Abraham, P. O. Box 134                             6,325                         6.81%
Cerro Gordo, Illinois
----------------------------------------------- ------------------------------- -------------------------
Noel R. Buckley
702 South Madison, P. O. Box 464                            6,325(b)                      6.81%
Cerro Gordo, Illinois
----------------------------------------------- ------------------------------- -------------------------
Tracy A. Norcross
786 North State, Highway 32                                 6,325                         6.81%
Cerro Gordo, Illinois
----------------------------------------------- ------------------------------- -------------------------

(a) Includes 400 shares owned by her husband. Mrs. Heckman has disclaimed beneficial ownership of those 400 shares. The fractional share is due to the allocation in the ESOP, and reflects her beneficial interest.
(b) Includes 3,000 shares owned by his wife. Mr. Buckley has disclaimed beneficial ownership of those 3,000 shares.

--------------------------------------------------------------------------------
                  COMPENSATION TABLES AND COMPENSATION MATTERS
--------------------------------------------------------------------------------

         The rules of the Securities Exchange Act of 1934 require the Company to disclose to you in connection with any solicitation of proxies for an annual meeting, the compensation paid to the chief executive officer of the Company and the next four highly compensated officers if such officers received salary and bonus in excess of $100,000. No officers of the Company and its subsidiaries have received a salary and bonus in excess of $100,000. As a result, the Company is only disclosing the compensation of its Chief Executive Officer, Maralyn Heckman.

                           SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                          -------------------                 ----------------------
                                                                                       AWARDS
                                                                                       ------
     NAME AND          FISCAL                                                RESTRICTED      SECURITIES      ALL OTHER
    PRINCIPAL           YEAR                               OTHER ANNUAL     STOCK AWARDS     UNDERLYING    COMPENSATION
   POSITION (*)        ENDING   SALARY ($)   BONUS ($)   COMPENSATION ($)      ($)(a)        OPTIONS (#)       ($)(b)
Maralyn Heckman         2000      42,665      1,500           -0-             $18,480           4,650             663
President and Chief     1999      40,040      1,300           -0-               -0-              -0-            6,516
Executive Officer       1998      35,100      1,000           -0-               -0-              -0-            5,775

-----------------------------------------------------------------------------------------------------------------------

(a) This amount was calculated assuming the fair market value of Company Common Stock to be $10.50, which represents the price for which the Board most recently purchased shares of Company Common Stock in an arms-length, private transaction. The shares vest at the rate of 20% each year. Dividends will not be paid on this stock.

(b) The amounts in this column represent premiums for disability insurance in the amount of $663 for 2000, and $510 for 1999 and 1998. The remaining amount represents contributions under the Simplified Employee Pension Plan in the amounts of $6,006 for 1999 and $5,265 for 1998.

         The following table shows information concerning stock options granted during the fiscal year ended March 31, 2000, for the named executive officers:

                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                              NUMBER OF
                              SECURITIES             % OF TOTAL
                              UNDERLYING          OPTIONS GRANTED TO    EXERCISE PRICE    EXPIRATION
        NAME            OPTIONS GRANTED (#)(a)        EMPLOYEES           ($/SHARE)          DATE
        ----            ----------------------        ---------           ---------          ----
Maralyn F. Heckman              4,650                    86.1%               9.75          10/2010

(a) These options were granted under the Company's 1999 Stock Option and Incentive Plan and vest at the rate of 20% each year, unless there is a change in control which will accelerate vesting.

         The following table indicates for each of the named executive officers information concerning stock options exercised during the last fiscal year, and the number and value of exercisable and unexercisable in-the-money options as of March 31, 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                 NUMBER OF         VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                                                               AT 3/31/00(#)          AT 3/31/00($)(1)

                         SHARES ACQUIRED        VALUE          EXERCISABLE/            EXERCISABLE/
       NAME              ON EXERCISE (#)     REALIZED ($)     UNEXERCISABLE           UNEXERCISABLE
       ----              ---------------     ------------     -------------           -------------
Maralyn F. Heckman              0                 0              0/4,650               0/$3,487.50

(1) The value of the unexercisable in-the-money options was determined by using the amount of $10.50 as the fair market value, as that was the price for which the board most recently purchased Company Common Stock in an arms-length, private transaction.

         SIMPLIFIED EMPLOYEE PENSION PLAN. The Savings Bank no longer maintains a simplified employee pension plan (the "SEP") to provide retirement benefits for employees eligible to participate therein.

         EMPLOYEE STOCK OWNERSHIP PLAN. The Company and Savings Bank have adopted the ESOP. Employees age 21 and over who have completed at least 1,000 hours of service in the 12-month period of employment with the Savings Bank are eligible to participate in the ESOP. Participants' benefits vested at a rate of 20% for each year of service and are 100% vested at the end of five years of service. Vesting will be accelerated upon early or normal retirement, death, disability, or upon termination of the ESOP, provided the participant is employed at such time. Contributions and forfeitures will be allocated pro rata, based on the ratio each participant's compensation bears to the compensation of all participants entitled to share in such allocation.

         In addition to being eligible to receive benefits under the above plans, Mrs. Heckman has entered into two employment agreements, one with the Company and one with the Savings Bank.

         The Employment Agreements provide for three-year terms for Mrs. Heckman's employment. The term of the Employment Agreements will be automatically extended on a daily basis unless written notice of non-renewal is given by the Board of Directors or Mrs. Heckman. Therefore, on any day that Mrs. Heckman is employed by the Savings Bank and the Holding Company, and assuming that neither the Board of Directors nor Mrs. Heckman have provided prior notice of non-renewal, the remaining term in Mrs. Heckman's employment agreements will be three years. The Employment Agreements provide that Mrs. Heckman's base salary will be reviewed annually. The base salary which will be effective for such Employment Agreements for Mrs. Heckman will be her current salary at the time such agreement is triggered. In addition to the base salary, the Employment Agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to the executive personnel. The Employment Agreements provide for termination by the Savings Bank or the Holding Company for cause, as defined in the Employment Agreements, at any time. In the event the Savings Bank or the Holding Company chooses to terminate Mrs. Heckman's employment for reasons other than for cause, or in the event of Mrs. Heckman's resignation from the Savings Bank and the Holding Company upon: (1) failure to re-elect Mrs. Heckman to her current offices; (ii) a material change in Mrs. Heckman's functions, duties or responsibilities; (iii) a relocation of Mrs. Heckman's principal place of employment by more than 25 miles; (iv) a reduction in the benefits and perquisites being provided to Mrs. Heckman in the Employment Agreements; (v) liquidation or dissolution of the Savings Bank or the Holding Company; or (vi) a breach of the Employment Agreement by the Savings Bank or the Holding Company, Mrs. Heckman or, in the event of death, her beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to Mrs. Heckman for the remaining term of the Employment Agreement and the contributions that would have been made on Mrs. Heckman's behalf to any employee benefits plans of the Savings Bank and the Holding Company during the remaining term of the Employment Agreements. The Savings Bank and the Holding Company would also continue to pay for Mrs. Heckman's life and disability coverage for the remaining term of the Employment Agreements. Upon termination of Mrs. Heckman's employment, except upon a change in control, Mrs. Heckman is subject to a one-year non-competition clause.

         Under the Employment Agreements, if voluntary or involuntary termination follows a change in control of the Savings Bank or the Holding Company, Mrs. Heckman or, in the event of Mrs. Heckman's death, her beneficiary would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the Employment Agreements; or (ii) three times the average of the five preceding taxable years' annual compensation. The Savings Bank and the Holding Company would also continue Mrs. Heckman's life, health and disability coverage for thirty-six months. Notwithstanding that both Employment Agreements provide for a severance payment in the event of a change in control, Mrs. Heckman would only be entitled to receive a severance payment under one agreement.

         Payments to Mrs. Heckman under the Savings Bank's Employment Agreement will be guaranteed by the Holding Company in the event that payments or benefits are not paid by the Savings Bank. Payments under the Holding Company's Employment Agreement would be made by the Holding Company but would be reduced to the extent Mrs. Heckman receives payment under the Savings Bank's Employment Agreement. All reasonable costs and legal fees paid or incurred by Mrs. Heckman pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Savings Bank or Holding Company, respectively, if Mrs. Heckman is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Savings Bank and Holding Company shall indemnify Mrs. Heckman to the fullest extent allowable under Illinois and Delaware law, respectively. In the event of a change in control of the Savings Bank or the Holding Company, the total amount of payments due under the Employment Agreements, based solely on current base salary for such Employment Agreements and excluding any benefits under any employee benefit plan which may be payable, would be approximately $120,000.

--------------------------------------------------------------------------------
                       PROPOSAL ONE: ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         As previously discussed, the Board's membership is divided into three classes. Class II directors are to be elected at this year's Annual Meeting. We are asking you to vote for three directors to be placed into Class II.

         The Board has nominated Noel R. Buckley, Larry D. Gaitros, and John A. Sochor DDS. Their credentials were given in the discussion under "Management" on pages 4 and 5 of this Proxy Statement. These individuals have consented to stand for election. If elected, their term will expire at our Annual Meeting in 2003. Each will serve until his successor has been elected and duly qualified, or until his death, resignation or retirement.

         The persons named in the enclosed proxy card intend to vote the proxy for the election of the three nominees unless you indicate on the proxy card that your vote should be withheld from either or both nominees. Should either nominee be unable to serve by the time of the Annual Meeting, your signed proxy card will grant authority to the persons named therein to vote for a substitute nominee unless you withhold such authority.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES, NOEL R. BUCKLEY, LARRY D. GAITROS, AND JOHN A. SOCHOR DDS FOR ELECTION AS DIRECTORS.

--------------------------------------------------------------------------------
                        SELECTION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         The Board has selected Olive L.L.P. as independent auditors of the Company and its subsidiaries for the fiscal year ending March 31, 2001. Representatives of Olive L.L.P. are expected to be present at the Annual Meeting and will be given an opportunity to make a statement and answer appropriate shareholder questions. Shareholders may submit questions concerning the financial statements of the Company either orally at the Annual Meeting or in writing before the Annual Meeting.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Except for a Form 3 for a new director, and one amendment to a Form 5, all reports required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis. Under the rules of the Exchange Act, a Form 3 for a new director is due within 10 days after becoming a director. Mr. Flaugher became a director on April 12, 2000, and his Form 3 was filed on May 24, 2000, 32 days late.

         In addition, Mrs. Heckman had to file an amendment to her Form 5 to correct an error in the calculation of the shares she received from the Company's ESOP. Upon discovering the error, she filed the amendment on May 22, 2000.

--------------------------------------------------------------------------------
       REQUIREMENTS, INCLUDING DEADLINES FOR SUBMISSION, PROXY PROPOSALS,
           NOMINATIONS OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS
--------------------------------------------------------------------------------

         If you wish to submit proposals to be included in our Proxy Statement for our Annual Meeting in 2001, we must receive them on or before March 6, 2001. Please address your proposals to: Maralyn Heckman, Secretary, CGB&L Financial Group, Inc., 229 East South Street, P.O. Box 680, Cerro Gordo, Illinois 61818.

         Under our Certificate of Incorporation, if you wish to nominate directors or bring other business before the stockholders:

         * You must notify the Secretary in writing no earlier than May 11, 2001 (90 days before the anniversary of this year's meeting) and no later than June 10, 2001 (60 days before the anniversary date of this year's meeting); and

         * Your notice must contain the specific information required by our Certificate.

Please note that these requirements pertain only to matters you wish to bring before your fellow shareholders at next year's annual meeting. They are separate from the deadline first mentioned above with respect to having a proposal included in our Proxy Statement.

         If you would like a copy of the provisions of our Certificate of Incorporation for nominating directors or bringing other matters before the shareholders, we will send you copies without charge. Please write to the Secretary of the Company. The Certificate of Incorporation has also been filed as an exhibit to our registration statement and can be accessed through EDGAR on www.sec.gov.

         BY ORDER OF THE BOARD OF DIRECTORS.

                                       Secretary

                                       /s/ Maralyn F. Heckman

                                       July 10, 2000

                           CGB&L FINANCIAL GROUP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Maralyn Heckman and John A. Sochor, DDS, and each of them, with or without the other, as the true and lawful proxies of the undersigned, with full power of substitution, to vote as designated below, all shares of Common Stock $.01 par value per share, of CGB&L Financial Group, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at the Company's office at 229 E. South Street, Cerro Gordo, Illinois 61818 on Wednesday, August 9, 2000 at 7:00 p.m., local time, and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED, AND IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES HEREIN LISTED.

              PLEASE MARK VOTES IN BOXES BELOW USING DARK INK ONLY.

              The following have all been proposed by the Company:

                                   For      Withheld      For All
                                   All         All        Except

1.       Election of Directors     |_|         |_|          |_|
         Director Nominees:
         Noel R. Buckley
         Larry D. Gaitros and
         John A. Sochor DDS

         Write in exception _____________________________

2. In their discretion, the proxies are authorized to vote on such other matters as may properly come before he Annual Meeting or any adjournments thereof and, if a nominee is unable to serve, to vote for a substitute.


                        Comments/      Date: _____________________________, 2000
                          |_|
                         Change        Signature(s): ___________________________

                           of          Signature(s): ___________________________

                        Address Note: Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer or partner, give full title as such. If a corporation, please sign in corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.